UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2007

Neose Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27718	13-3549286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Rock Road, Horsham, Pennsylvania		19044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-315-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on March 14, 2007, the Compensation Committee (the "Committee") of the Board of Directors of Neose Technologies, Inc. (the "Company") determined the 2006 bonuses for the Company’s executive officers (the "Executive Officers") under the Company’s bonus program (previously described in the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2006, the "Bonus Program") in the following amounts: George J. Vergis, President and Chief Executive Officer: $262,500.00; David A. Zopf, Executive Vice President and Chief Scientific Officer: $138,102.40; Debra J. Poul, Senior Vice President, General Counsel and Secretary: $133,197.52; A. Brian Davis, Senior Vice President and Chief Financial Officer: $155,367.54; and Valerie Mulligan, Vice President, Quality and Regulatory Affairs: $66,616.83.

The achievement, or failure to achieve, the corporate and individual performance objectives established under the Bonus Program inform the Committee’s determination regarding the payment of annual bonuses, but is not entirely determinative. The Committee’s determination was based in part on its own evaluation of each Executive Officer’s performance. The Committee awarded bonuses to the Executive Officers at 100% of target in all cases, except Mr. Davis, who was awarded 125% of his target bonus. For Dr. Vergis, the award was equivalent to 75% of his 2006 base salary; for Ms. Poul and Dr. Zopf, the award was equivalent to 50% of their respective 2006 base salaries; in the case of Mr. Davis, the award was equivalent to 62.5% of his 2006 base salary; and for Ms. Mulligan, the award was 35% of her base salary.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Current Report on Form 8-K regarding the Company’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statement, see the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and discussions of potential risks and uncertainties in the Company’s subsequent filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neose Technologies, Inc.

March 20, 2007	By:	/s/ A. Brian Davis

Name: A. Brian Davis
Title: Senior Vice President and Chief Financial Officer